UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 2003


                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        0-20981                 33-0485994
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)

           6339 Paseo del Lago
           Carlsbad, California                               92009
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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Item 7.    Financial Statements and Exhibits.

           (c) Exhibits:

           The following exhibit is furnished with this report on Form 8-K:

           Exhibit Number                  Description of Exhibit

             99.1 Press release issued by Document Sciences Corporation on April 25, 2003.



Item 9.    Regulation FD Disclosure.

          In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and attached Exhibit 99.1 are intended to be furnished under "Item 12. Results of Operation and Financial Condition." The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

          On April 25, 2003, Document Sciences Corporation issued a press release announcing its first quarter 2003 financial results. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 25, 2003                DOCUMENT SCIENCES CORPORATION


                                      /s/ John L. McGannon
                                      ---------------------
                                      John L. McGannon
                                      President, Chief Executive Officer and
                                      Chief Financial Officer


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                          EXHIBIT INDEX

Exhibit Number            Description


99.1 Press release issued by Document Sciences Corporation on April 25, 2003.


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